UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549


                          Form 8-K

                       Current Report

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report:  (Date of earliest event reported):  January 20, 1997


                 Unilab Corporation ("Unilab")
     (Exact name of registrant as specified in its charter)


                           Delaware
           (State or other jurisdiction of incorporation)


           33-77286                       95-4415490
   (Commission File Number)		  (I.R.S. Employer Identification Number)


  18448 Oxnard Street, Tarzana, California         91356
 (Address of principal executive offices)			     (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


______________________________________________________________
(Former name or former address, if changed since last report)

Item 5.		Other Events

Effective as of January 20, 1997, Andrew H. Baker resigned as Chairman, President and Chief Executive Officer of Unilab Corporation, a Delaware corporation (the "Company"), replaced in those positions by David C. Weavil.

A copy of the press release announcing these management changes is attached as Exhibit 99.1.

The Company notes that each of the forward-looking statements contained in the attached press release is subject to change based on numerous important factors, including (without limitation) marketplace competition; pricing pressures and adverse actions of governmental and other third-party payors. Further information on potential factors that could affect the Company's financial results is included in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 1995.

Item 7.		Financial Statements, Pro Forma Financial Information and  Exhibits

       	(c)	Exhibits.

       	Exhibit

       	99.1	Press Release, dated January 20, 1997

                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 20, 1997				          	UNILAB CORPORATION



                                       By:	/s/   Mark L. Bibi
                                       Name:  Mark L. Bibi
                                       Title:	 Vice President, Secretary
                                               and General Counsel

                        INDEX OF EXHIBITS


                                          Exhibits 		 Page

Press Release dated January 20, 1997	       99.1	      6